                                                                Exhibit (c)(7)

                           MORTON'S RESTAURANT GROUP

        PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                 JULY 31, 2001

                                   GREENHILL

TABLE OF CONTENTS

Section I   Update on Recent Financial Performance

Section II  Update on Discussions with Interested Parties

Section III Revised Analysis of Potential Transactions

Section IV  Overview of Smith & Wollensky

Section V   Next Steps

Appendix

--------------------------------------------------------------------------------
               SECTION I: UPDATE ON RECENT FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------

RECENT FINANCIAL PERFORMANCE

    - On July 19, 2001, the Company announced a net loss of $1.5 million for the second quarter.

    - Morton's of Chicago comparable restaurant revenues declined 9.6% and 6.3% for the 2001 second quarter year-over-year and year-to-date, respectively. In comparison, last year, its comparable restaurant revenues increased 9.9% and 11.2% year-over-year and year-to-date, respectively.

($US in Millions)

                                      YEAR-TO-DATE
                                  PERFORMANCE(1)(2)(3)              % VARIANCE
                             -------------------------------   --------------------
                             CURRENT      PLAN     LAST YEAR    BUDGET    LAST YEAR
                             --------   --------   ---------   --------   ---------
Revenues                      $123.3     $139.5     $122.2      -11.6%        0.9%
EBITDA                          13.1       18.2       16.2      -28.1%      -19.1%
EBIT                             6.0       11.4       10.2      -46.8%      -40.6%
                              ------     ------     ------
Net Income                    $  1.5     $  5.2     $  5.2      -71.5%      -71.6%
                              ======     ======     ======
E.P.S.                        $ 0.34     $ 1.12     $ 1.02      -69.5%      -66.5%


(1) Based upon year-to-date through June 30, 2001.

(2) Current 2001 figures exclude $370,000 in strategic and proxy costs.

(3) The Company closed three Bertolini's restaurants in 2000
    (Charlotte, NC: 4/1/00, Washington, D.C.: 9/4/00, Bethesda, MD:
    12/28/00) and one in 2001 (Irvine, CA: 5/4/01). Currently, the Company operates four Bertolini's restaurants (Indianapolis, IN; King of Prussia, PA; Las Vegas, NV; and Village Square, NV).

- As a result of the 2nd quarter earnings release and the announcement of the impasse with BFMA, the stock price dropped to $16.60 on July 19th. It has since recovered to $18.20 (as of July 26th).

MORTON'S PRICE AND VOLUME GRAPH (1/4/01 - 7/26/01)

                             [Graphic Omitted]

[The following table was depicted as a line graph for the prices and a bar chart for volume in the printed materials.

     The following dates and facts were noted on the graph:

     o  5/1/01  - BFMA announced its $28.25 all-cash offer;

     o  6/13/01 - The Company announced that it expects a loss for 2Q 2001; and

     o  7/19/01 - The Company announced a loss for 2Q 2001 and an impasse with BFMA.]



            ----------------------------------------------
            DATE           VOLUME            LAST TRADE
            ----------------------------------------------
             1/4/01                  200         $21.13
             1/5/01                  200         $21.13
             1/8/01                  300         $21.13
             1/9/01                4,500         $21.38
            1/10/01                2,700         $21.75
            1/11/01                1,000         $22.00
            1/12/01                3,900         $21.75
            1/16/01                7,400         $22.25
            1/17/01                2,900         $21.75
            1/18/01                9,200         $21.00
            1/19/01               29,400         $21.00
            1/22/01                  400         $21.00
            1/23/01                2,100         $21.38
            1/24/01                  600         $21.63
            1/25/01               65,700         $21.00
            1/26/01              194,800         $21.44
            1/29/01                6,300         $21.74
            1/30/01               43,600         $22.75
            1/31/01                5,400         $22.55
             2/1/01               51,700         $23.20
             2/2/01               77,200         $23.70
             2/5/01               52,600         $23.70
             2/6/01               19,200         $23.60
             2/7/01               29,400         $23.92
             2/8/01                4,700         $23.80
             2/9/01                9,800         $23.90
            2/12/01                7,900         $23.95
            2/13/01                4,300         $23.80
            2/14/01                5,100         $23.70
            2/15/01                3,500         $23.50
            2/16/01                5,500         $23.40
            2/20/01                8,100         $23.25
            2/21/01                8,600         $22.50
            2/22/01                1,800         $22.25
            2/23/01                2,200         $22.00
            2/26/01                8,900         $22.05
            2/27/01               82,700         $23.51
            2/28/01                2,100         $23.46
             3/1/01                6,400         $23.40
             3/2/01                5,400         $23.55
             3/5/01                4,400         $23.50
             3/6/01                  700         $23.50
             3/7/01                5,300         $23.80
             3/8/01                  400         $23.75
             3/9/01                6,600         $23.30
            3/12/01                8,300         $22.94
            3/13/01               14,500         $22.50
            3/14/01                3,500         $22.00
            3/15/01                2,500         $22.10
            3/16/01                  100         $22.10
            3/19/01                2,900         $22.10
            3/20/01                3,700         $21.80
            3/21/01                2,400         $21.58
            3/22/01               11,900         $20.75
            3/23/01               24,300         $20.90
            3/26/01                1,000         $20.80
            3/27/01               32,400         $20.72
            3/28/01               48,100         $20.05
            3/29/01               55,800         $20.07
            3/30/01               36,000         $19.70
             4/2/01              294,000         $20.00
             4/3/01                9,300         $20.60
             4/4/01                1,100         $20.55
             4/5/01                2,200         $20.70
             4/6/01               16,800         $20.90
             4/9/01                6,800         $20.81
            4/10/01               24,500         $20.99
            4/11/01               12,500         $21.20
            4/12/01                8,000         $21.35
            4/16/01                3,500         $21.05
            4/17/01               14,000         $21.25
            4/18/01               13,400         $21.26
            4/19/01                7,700         $21.32
            4/20/01                1,300         $21.40
            4/23/01               26,400         $21.26
            4/24/01                9,000         $21.26
            4/25/01                2,000         $21.50
            4/26/01               19,000         $22.20
            4/27/01               13,500         $23.05
            4/30/01               26,600         $23.91
             5/1/01               45,200         $27.30
             5/2/01               64,800         $27.62
             5/3/01              109,800         $27.40
             5/4/01               42,800         $27.00
             5/7/01               25,400         $25.80
             5/8/01              108,200         $25.75
             5/9/01               55,300         $26.50
            5/10/01               88,100         $26.10
            5/11/01               48,700         $25.25
            5/14/01               36,400         $25.25
            5/15/01               15,400         $24.15
            5/16/01               11,600         $24.60
            5/17/01                5,000         $24.75
            5/18/01               12,800         $25.10
            5/21/01               80,500         $26.50
            5/22/01                6,100         $26.21
            5/23/01               20,500         $26.14
            5/24/01               40,200         $26.05
            5/25/01               17,200         $26.15
            5/29/01               88,500         $26.30
            5/30/01                3,100         $26.10
            5/31/01               41,400         $25.78
             6/1/01               61,300         $25.68
             6/4/01               29,600         $25.60
             6/5/01                9,100         $25.68
             6/6/01               18,200         $25.50
             6/7/01                2,800         $25.51
             6/8/01               16,600         $25.65
            6/11/01                2,100         $25.58
            6/12/01                1,200         $25.50
            6/13/01              129,700         $22.74
            6/14/01              101,000         $20.65
            6/15/01               19,200         $21.36
            6/18/01               32,100         $21.00
            6/19/01               42,000         $20.20
            6/20/01               50,300         $19.15
            6/21/01              154,300         $19.20
            6/22/01                2,600         $19.40
            6/25/01               23,900         $19.60
            6/26/01               18,900         $19.40
            6/27/01               19,500         $19.50
            6/28/01               19,800         $19.60
            6/29/01               10,500         $19.74
             7/2/01               16,200         $19.70
             7/3/01                5,300         $19.70
             7/5/01                1,900         $19.72
             7/6/01                  500         $19.85
             7/9/01               36,200         $20.00
            7/10/01                3,400         $19.89
            7/11/01               15,700         $19.70
            7/12/01                3,100         $19.73
            7/13/01                4,800         $19.78
            7/16/01               23,800         $19.50
            7/17/01                  700         $19.60
            7/18/01                6,500         $19.00
            7/19/01               51,600         $16.60
            7/20/01               10,900         $16.90
            7/23/01                3,500         $17.26
            7/24/01                3,600         $17.54
            7/25/01                8,000         $18.00
            7/26/01               26,900         $18.20

INDEXED STOCK PRICE GRAPH (1/4/01 - 7/26/01)


                             [Graphic Omitted]


[The following table was depicted as a line graph in the printed materials.]


              --------------------------------------------------------------------------------------
                              MORTON'S RESTAURANT        CASUAL DINING            STEAKHOUSE
              DATE                   GROUP                   SECTOR                 SECTOR
              --------------------------------------------------------------------------------------
                      1/4/01                 100.00                  100.00                  100.00
                      1/5/01                 100.00                   99.47                   97.09
                      1/8/01                 100.00                  100.00                   98.32
                      1/9/01                 101.18                   97.87                   90.81
                     1/10/01                 102.96                   97.87                   91.73
                     1/11/01                 104.14                   99.47                   91.88
                     1/12/01                 102.96                   98.94                   93.42
                     1/16/01                 105.33                   98.94                   93.42
                     1/17/01                 102.96                  101.06                  100.92
                     1/18/01                  99.41                  102.66                   97.55
                     1/19/01                  99.41                  103.19                   96.48
                     1/22/01                  99.41                  104.79                   94.33
                     1/23/01                 101.18                  105.85                   93.57
                     1/24/01                 102.37                  108.51                   98.77
                     1/25/01                  99.41                  108.51                  100.61
                     1/26/01                 101.48                  108.51                  100.31
                     1/29/01                 102.91                  107.98                  102.91
                     1/30/01                 107.69                  108.51                  102.30
                     1/31/01                 106.75                  108.51                  101.38
                      2/1/01                 109.82                  107.98                  101.53
                      2/2/01                 112.19                  107.45                  100.77
                      2/5/01                 112.19                  104.79                   96.94
                      2/6/01                 111.72                  103.72                   95.87
                      2/7/01                 113.23                  107.98                  103.06
                      2/8/01                 112.66                  110.64                  103.22
                      2/9/01                 113.14                  109.04                  103.52
                     2/12/01                 113.37                  109.57                  102.30
                     2/13/01                 112.66                  111.70                  105.05
                     2/14/01                 112.19                  111.17                  106.74
                     2/15/01                 111.24                  110.64                  107.20
                     2/16/01                 110.77                  109.04                  110.57
                     2/20/01                 110.06                  109.04                  111.33
                     2/21/01                 106.51                  109.04                  111.33
                     2/22/01                 105.33                  110.11                  113.78
                     2/23/01                 104.14                  107.98                  109.34
                     2/26/01                 104.38                  108.51                  105.97
                     2/27/01                 111.29                  107.98                  110.57
                     2/28/01                 111.05                  109.04                  112.25
                      3/1/01                 110.77                  106.91                  109.34
                      3/2/01                 111.48                  105.85                  109.34
                      3/5/01                 111.24                  106.38                  111.49
                      3/6/01                 111.24                  107.45                  111.33
                      3/7/01                 112.66                  106.38                  109.34
                      3/8/01                 112.43                  105.85                  107.96
                      3/9/01                 110.30                  108.51                  108.42
                     3/12/01                 108.59                  109.57                  108.27
                     3/13/01                 106.51                  109.57                  107.96
                     3/14/01                 104.14                  108.51                  109.49
                     3/15/01                 104.62                  107.98                  109.80
                     3/16/01                 104.62                  105.85                  105.67
                     3/19/01                 104.62                  104.26                  100.46
                     3/20/01                 103.20                  103.19                   98.47
                     3/21/01                 102.15                  105.32                  102.30
                     3/22/01                  98.22                  102.66                  101.99
                     3/23/01                  98.93                  103.72                   98.47
                     3/26/01                  98.46                  102.13                   93.11
                     3/27/01                  98.08                  104.79                   93.57
                     3/28/01                  94.91                  105.85                   90.66
                     3/29/01                  95.01                  107.45                   99.08
                     3/30/01                  93.25                  106.91                   96.02
                      4/2/01                  94.67                  107.98                   99.08
                      4/3/01                  97.51                  109.04                  100.46
                      4/4/01                  97.28                  109.04                   98.77
                      4/5/01                  97.99                  105.32                   96.32
                      4/6/01                  98.93                  105.32                   95.25
                      4/9/01                  98.51                  107.98                  100.46
                     4/10/01                  99.36                  106.38                   95.41
                     4/11/01                 100.36                  107.45                   95.87
                     4/12/01                 101.07                  110.11                   99.23
                     4/16/01                  99.64                  108.51                   98.32
                     4/17/01                 100.59                  107.98                   98.47
                     4/18/01                 100.64                  107.98                   98.47
                     4/19/01                 100.92                  108.51                  102.14
                     4/20/01                 101.30                  108.51                  100.61
                     4/23/01                 100.64                  111.70                  101.23
                     4/24/01                 100.64                  112.77                  101.68
                     4/25/01                 101.78                  112.77                  102.76
                     4/26/01                 105.09                  112.77                  103.06
                     4/27/01                 109.11                  111.70                  107.20
                     4/30/01                 113.18                  113.83                  108.12
                      5/1/01                 129.23                  114.89                  114.40
                      5/2/01                 130.75                  116.49                  115.31
                      5/3/01                 129.70                  117.55                  116.23
                      5/4/01                 127.81                  118.62                  114.24
                      5/7/01                 122.13                  118.09                  115.01
                      5/8/01                 121.89                  117.02                  113.63
                      5/9/01                 125.44                  119.15                  114.40
                     5/10/01                 123.55                  118.09                  114.85
                     5/11/01                 119.53                  119.15                  114.09
                     5/14/01                 119.53                  119.15                  112.56
                     5/15/01                 114.32                  118.09                  113.17
                     5/16/01                 116.45                  117.55                  113.32
                     5/17/01                 117.16                  117.55                  113.94
                     5/18/01                 118.82                  119.15                  115.93
                     5/21/01                 125.44                  120.21                  118.84
                     5/22/01                 124.07                  118.09                  119.30
                     5/23/01                 123.74                  117.55                  117.61
                     5/24/01                 123.31                  118.62                  120.06
                     5/25/01                 123.79                  120.21                  120.83
                     5/29/01                 124.50                  117.55                  119.14
                     5/30/01                 123.55                  117.55                  118.84
                     5/31/01                 122.04                  118.09                  119.14
                      6/1/01                 121.56                  118.09                  119.14
                      6/4/01                 121.18                  117.55                  118.07
                      6/5/01                 121.56                  117.55                  117.15
                      6/6/01                 120.71                  112.23                  108.27
                      6/7/01                 120.76                  112.23                  109.65
                      6/8/01                 121.42                  111.17                  110.72
                     6/11/01                 121.09                  107.98                  108.88
                     6/12/01                 120.71                  104.79                  102.76
                     6/13/01                 107.64                  107.98                  103.22
                     6/14/01                  97.75                  109.04                  104.13
                     6/15/01                 101.11                  109.04                  103.06
                     6/18/01                  99.41                  110.64                  102.30
                     6/19/01                  95.62                  110.64                  104.59
                     6/20/01                  90.65                  108.51                  103.83
                     6/21/01                  90.89                  108.51                  104.44
                     6/22/01                  91.83                  107.98                  104.59
                     6/25/01                  92.78                  107.45                  104.13
                     6/26/01                  91.83                  109.04                  104.44
                     6/27/01                  92.31                  112.23                  104.13
                     6/28/01                  92.78                  110.64                  104.59
                     6/29/01                  93.44                  110.64                  102.91
                      7/2/01                  93.25                  111.70                  101.07
                      7/3/01                  93.25                  112.77                  100.15
                      7/5/01                  93.35                  117.55                  103.06
                      7/6/01                  93.96                  120.21                  105.36
                      7/9/01                  94.67                  119.68                  102.45
                     7/10/01                  94.15                  118.09                  102.30
                     7/11/01                  93.25                  118.09                  102.30
                     7/12/01                  93.40                  118.62                  100.92
                     7/13/01                  93.63                  116.49                   99.23
                     7/16/01                  92.31                  117.55                  100.92
                     7/17/01                  92.78                  117.55                  101.84
                     7/18/01                  89.94                  117.55                  101.38
                     7/19/01                  78.58                  120.74                  103.98
                     7/20/01                  80.00                  121.81                  103.83
                     7/23/01                  81.70                  124.47                  105.97
                     7/24/01                  83.03                  127.66                  106.13
                     7/25/01                  85.21                  126.06                  104.59
                     7/26/01                  86.15                  127.13                  105.82

Notes:
------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, The Cheesecake Factory, Darden Restaurants, Landry's Seafood Restaurants, P.F. Chang's China Bistro and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, RARE Hospitality International and The Smith and Wollensky Restaurant Group.

--------------------------------------------------------------------------------
           SECTION II: UPDATE ON DISCUSSIONS WITH INTERESTED PARTIES
--------------------------------------------------------------------------------

UPDATE ON DISCUSSIONS WITH INTERESTED PARTIES

    -   BFMA HOLDING CORPORATION

       -   Discussions at this time have ceased

           - Among other issues, no agreement was reached regarding BFMA's ability to bring in other unidentified financing sources
           - BFMA indicated that it did not intend to renew Icahn Associates Corp.'s debt financing commitment, which expires on August 1, 2001

    -   INVESTCORP

       -   Ongoing Discussions

           - Signed a confidentiality agreement and subsequently began due diligence by analyzing information in the data room at Schulte Roth & Zabel for three days (July 16 - 18)
           -   Requested further information in a letter dated July 23rd
           - Next steps are (1) to meet with management, and (2) to provide further information

    -   BRUCKMAN ROSSER SHERRILL & CO.

       - Signed a confidentiality agreement. Contacted by Greenhill several times beginning July 6th
       - Talked with Hal Rosser on July 27th, and agreed to discuss a schedule for due diligence in the data room on either Tuesday, July 31st or Wednesday, August 1st

    -   THE SMITH & WOLLENSKY RESTAURANT GROUP ("SWRG")

       - Greenhill was contacted by Tom Unterberg of C.E. Unterberg, Towbin (who underwrote the IPO for The Smith & Wollensky Restaurant Group) on behalf of Alan Stillman, the Chairman and CEO of SWRG
       -   Unterberg expressed SWRG's interest in a potential combination
       -   Next step is to reply to Tom Unterberg regarding its interest

    -   NED GRACE/JOE LEWIS PARTNERSHIP

       - Greenhill was contacted by Ned Grace, former founder of Capital Grille and Bugaboo Creek
       - In partnership with Joe Lewis, a wealthy individual that would provide the capital, Ned expressed interest in receiving additional information
       -   Greenhill asked for evidence of ability to finance a transaction
       -   Next step is to receive and to analyze such evidence

--------------------------------------------------------------------------------
            SECTION III: REVISED ANALYSIS OF POTENTIAL TRANSACTIONS
--------------------------------------------------------------------------------

ILLUSTRATIVE E.P.S. ACCRETION/(DILUTION) ANALYSIS -- MORTON'S ACQUIRES BENIHANA

    - New Purchase Accounting Rules and Adjusted Management/Greenhill Estimates

----------------------------------------------------------------------------------------------
Transaction Value: $144.5 million              Cost of Debt: 8.5%
Equity Value: $128.8 million                   Consideration:
Price per Share: $18.45                        -          Cash (60%): $86.7 million
Implied Premium to Stock Price: 31.8%          -          Stock (40%): $57.8 million
Transaction Multiples:  6.0x 2001E EBITDA      Use of Cash:
                        5.3x 2002E EBITDA      -          Pay Off Existing Debt: $15.8 million
                        11.3x 2002E P/E        -          Pay to Shareholders: $70.9 million
----------------------------------------------------------------------------------------------

($US in Millions, Except per Share Data)

                                                                      2002 ESTIMATED FIGURES(1)
                                                              --------------------------------------
                                                                     STANDALONE              PRO
                                                              MORTON'S       BENIHANA        FORMA
                                                              --------       --------       --------
REVENUES                                                       $296.8         $216.0         $512.9
EBITDA                                                           36.0           27.2           63.3
% MARGIN                                                         12.1%          12.6%          12.3%
RESTAURANT START-UP COSTS                                        (2.8)          (3.4)          (6.2)
Depreciation                                                     (8.6)          (5.0)         (13.6)
Amortization of Goodwill                                          0.0            0.0            0.0
Amortization of Other Items                                       0.0            0.0            0.0
                                                               ------         ------         ------
  TOTAL D&A                                                      (8.6)          (5.0)         (13.6)
OTHER ITEMS                                                       0.0            0.0            0.0
EBIT                                                             24.6           18.9           43.5
% MARGIN                                                          8.3%           8.7%           8.5%
Standalone Interest Expense                                      (7.0)          (1.2)          (7.0)
Interest Expense to Finance Transaction                           0.0            0.0           (7.4)
                                                               ------         ------         ------
  TOTAL INTEREST EXPENSE                                         (7.0)          (1.2)         (14.4)
MINORITY INTERESTS                                                0.0           (0.0)          (0.0)
PRE-TAX INCOME                                                   17.5           17.6           29.0
TAXES                                                            (5.3)          (6.2)          (8.7)
                                                               ------         ------         ------
NET INCOME                                                     $ 12.3         $ 11.4         $ 20.3
                                                               ======         ======         ======
SHARES                                                            5.0            6.4            8.2
EPS                                                            $ 2.46         $ 1.78         $ 2.48
  % ACCRETION/(DILUTION)                                                                        1.1%
SYNERGIES TO BREAKEVEN                                             NM             NM             NM
                                                                                          -------------
NET DEBT                                                       $ 93.7             NM         $180.4
NET DEBT/2002E EBITDA                                            2.60x            NM           2.85x
EBITDA/INTEREST EXPENSE                                          5.11x         22.09x          4.39x


Notes:
-------------
(1) E.P.S. estimates for Benihana based upon I.B.E.S. projections as of July 2001.

ILLUSTRATIVE E.P.S. ACCRETION/(DILUTION) ANALYSIS -- MORTON'S ACQUIRES CHARLIE BROWN'S

    - New Purchase Accounting Rules and Adjusted Management/Greenhill Estimates

----------------------------------------------------------------------------------------------
Transaction Value: $97.5 million               Cost of Debt: 8.5%
Equity Value: $47.6 million                    Consideration:
Transaction Multiples:  6.0x 2001E EBITDA      -          Cash (60%): $58.5 million
                        5.0x 2002E EBITDA      -          Stock (40%): $39.0 million
                        14.1x 2002E P/E        Use of Cash:
                                               -          Pay Off Existing Debt: $49.9 million
                                               -          Pay to Shareholders: $8.6 million
----------------------------------------------------------------------------------------------

($US in Millions, Except per Share Data)

                                                                    2002 ESTIMATED FIGURES(1)
                                                              -------------------------------------
                                                                      STANDALONE             PRO
                                                              MORTON'S   CHARLIE BROWN'S    FORMA
                                                              --------   ---------------   --------
REVENUES                                                       $296.8        $128.8          $425.6
EBITDA                                                           36.0          19.3            55.3
% MARGIN                                                         12.1%         15.0%           13.0%
RESTAURANT START-UP COSTS                                        (2.8)         (1.3)           (4.1)
Depreciation                                                     (8.6)         (6.6)          (15.2)
Amortization of Goodwill                                          0.0           0.0             0.0
Amortization of Other Items                                       0.0          (1.0)           (1.0)
                                                               ------        ------          ------
  TOTAL D&A                                                      (8.6)         (7.6)          (16.2)
OTHER ITEMS                                                       0.0          (0.3)           (0.3)
EBIT                                                             24.6          10.1            34.7
% MARGIN                                                          8.3%          7.8%            8.1%
Standalone Interest Expense                                      (7.0)         (4.7)           (7.0)
Interest Expense to Finance Transaction                           0.0           0.0            (5.0)
                                                               ------        ------          ------
  TOTAL INTEREST EXPENSE                                         (7.0)         (4.7)          (12.0)
PRE-TAX INCOME                                                   17.5           5.4            22.7
TAXES                                                            (5.3)         (2.1)           (6.8)
                                                               ------        ------          ------
NET INCOME                                                     $ 12.3        $  3.4          $ 15.9
                                                               ======        ======          ======
SHARES                                                            5.0            NM             7.1
EPS                                                            $ 2.46            NM          $ 2.22
  % ACCRETION/(DILUTION)                                                                       -9.5%
SYNERGIES TO BREAKEVEN                                             NM            NM          $  2.4
                                                                                          ------------
NET DEBT                                                       $ 93.7            NM          $152.2
NET DEBT/2002E EBITDA                                            2.60x           NM           2.75x
EBITDA/INTEREST EXPENSE                                          5.11x         4.14x          4.60x

Notes:
-------------
(1) Estimates for Charlie Brown's exclude amortization of goodwill and management fees.

                                       12

--------------------------------------------------------------------------------
                   SECTION IV: OVERVIEW OF SMITH & WOLLENSKY
--------------------------------------------------------------------------------

OVERVIEW OF THE SMITH & WOLLENSKY RESTAURANT GROUP

- As of May 2001, SWRG operated 14 restaurants, nine of which were owned and five of which were managed.

- Each of the Company's restaurants provides a fine dining experience, offering distinctive high quality food, creative menus, an extensive wine selection and exceptional customer service accompanied by attractive design and decor.

- The Company owns six of the seven "Smith & Wollensky" restaurants it operates (with owned locations in Chicago, Las Vegas, Miami, New Orleans, Philadelphia, and Washington, D.C. and the managed location in New York
    City). It also owns or manages the following restaurants:

    - The Post House: distinctive steak and chop house with an American theme in New York City (managed);

    - The Manhattan Ocean Club: upscale seafood restaurant in New York City (owned);

    -   Cite: Parisian grand-cafe style restaurant in New York City (owned);

    - Park Avenue Cafe (2): country-style new American cuisine in a cafe atmosphere (owned in New York City and managed in Chicago);

    - Maloney & Porcelli: updated classic American cuisine in New York City (managed); and

    -   ONEc.p.s.: American brasserie in the Plaza Hotel in New York City
        (managed).

-   The Company had its initial public offering on May 22, 2001.


($US in Millions, Except per Share Data)

                                       FINANCIAL AND MARKET SUMMARY (1)
--------------------------------------------------------------------------------------------------------------
INCOME STATEMENT SUMMARY                                         MARKET DATA SUMMARY
------------------------                                         -------------------

                               CY 2001E    CY 2002E
                               --------    --------              PRICE PER SHARE (7/26/01)              $6.50
REVENUE                           $81.4       $96.4              EQUITY VALUE                           $60.8
EBITDA                              7.4        10.2              ENTERPRISE VALUE (EV)                  $48.6
% MARGIN                            9.2%       10.6%
EBIT                                3.8         6.2                                      CY 2001E    CY 2002E
% MARGIN                            4.7%        6.4%                                     ---------   ---------
NET INCOME                          1.9         4.3              EV/REVENUE                 0.60x       0.50x
% MARGIN                            2.3%        4.4%             EV/EBITDA                   6.5x        4.8x
                                                                 EV/EBIT                    12.8x        7.9x
EPS                               $0.25       $0.46
                                                                 PRICE/EPS                  26.3x       14.2x

Notes:
-------------
(1) Estimates based upon recent research.

SMITH & WOLLENSKY--EXECUTIVE OFFICERS

            NAME                                    COMPANY POSITION                  AGE
------------------------------         -------------------------------------------  --------
Alan N. Stillman                       Chairman and CEO                                64

James M. Dunn                          President and COO                               45

Alan M. Mandel                         CFO, Executive V.P. of Finance, Treasurer       55
                                       and Secretary

Eugene M. Byrne                        Director of New York Operations                 56

Samuel Goldfinger                      Director of Finance                             31

Mark K. Levine                         Director of Operations                          NA

SMITH & WOLLENSKY -- BOARD OF DIRECTORS

          NAME                                 POSITION                   AGE                     OTHER POSITIONS
--------------------------       -------------------------------------  --------   -----------------------------------------------
C. Hunter Boll                   Outside Director                          46            -   Managing Director--Thomas H. Lee
                                                                                             Partners, L.P.
                                                                                         -   Director--Big V Supermarkets, Inc.
                                                                                         -   Director--Cott Corp.
                                                                                         -   Director--Tucker Anthony Sutro
                                                                                         -   Director--TransWestern Publishing, L.P.
                                                                                         -   Director--United Industries
                                                                                             Corporation

Eugene M. Byrne                  Director of New York Operations           56            -   Limited Partner--St. James Associate

James M. Dunn                    President and COO                         45            -   --

Jay Green                        Outside Director                          53            -   Private Investor
                                                                                         -   Former Executive V.P. and C.F.O.--
                                                                                             Culbro Corporation

Thomas H. Lee                    Outside Director                          55            -   Founder--Thomas H. Lee Partners, L.P.
                                                                                         -   Director--Finlay Fine Jewelry Corp.
                                                                                         -   Director--Livent, Inc.
                                                                                         -   Director--Vail Resorts, Inc.
                                                                                         -   Director--First Security Service
                                                                                             Corporation
                                                                                         -   Director--Miller Import Corporation
                                                                                         -   Director--Wyndham International, Inc.

Richard S. LeFrak                Outside Director                          55            -   President--LeFrak Organization
                                                                                         -   Director--Sequoia Corporation

Alan N. Stillman                 Chairman and CEO                          64            -   Director--Meals on Wheels USA

Eugene I. Zuriff                 Financial, Expansion and Legal            61            -   Founding Director--Executive
                                 Consultant                                                  Committee of the Commercial Bank of
                                                                                             New York
                                                                                         -   Director--Key Advisor Fund
                                                                                         -   Director--Omni Financial Corporation

ILLUSTRATIVE E.P.S. ACCRETION / (DILUTION) ANALYSIS -- SMITH & WOLLENSKY
  ACQUIRES MORTON'S

-   New Purchase Accounting Rules and Adjusted Management/Greenhill Estimates

---------------------------------------------------------------------------------------------------------
Transaction Value:                     $210.9 million        Cost of Debt:                 9.0%
Equity Value:                          $117.2 million        Consideration:
Illustrative Premium to Stock Price:   40.0%                   --Cash (100%):              $210.9 million
Price per Share:                       $25.48                  --Stock (0%):               $0.0 million
Transaction Multiples:                 6.7x 2001E EBITDA     Use of Cash:
                                       5.9x 2002E EBITDA       --Pay Off Existing Debt:    $93.7 million
                                       9.5x 2002E P/E          --Pay to Shareholders:      $117.2 million
Morton's Pro Forma Ownership:          0.0%
---------------------------------------------------------------------------------------------------------


($US in Millions, Except per Share Data)
                                                                          2002 ESTIMATED FIGURES(1)(2)
                                                                ---------------------------------------------
                                                                              STANDALONE           PRO
                                                                SMITH & WOLLENSKY'S   MORTON'S    FORMA
                                                                --------------------  --------    -----

REVENUES                                                              $ 93.2           $296.8     $390.0
MANAGEMENT FEE INCOME                                                    3.3              0.0     $  3.3
EBITDA                                                                  10.2             36.0       46.2
RESTAURANT START-UP COSTS                                                0.0             (2.8)      (2.8)
Depreciation                                                            (4.0)            (8.6)     (12.7)
Amortization of Goodwill                                                 0.0              0.0        0.0
Amortization of Other Items                                              0.0              0.0        0.0
                                                                      ------           ------     ------
  TOTAL D&A                                                             (4.0)            (8.6)     (12.7)
OTHER ITEMS                                                              0.0              0.0        0.0
EBIT                                                                     6.2             24.6       30.8
% MARGIN                                                                 6.6%             8.3%       7.9%
Standalone Interest Expense                                              0.4             (7.0)       0.4
Interest Expense to Finance Transaction                                  0.0              0.0      (19.0)
                                                                      ------           ------     ------
  TOTAL INTEREST EXPENSE                                                 0.4             (7.0)     (18.6)
PRE-TAX INCOME                                                           6.6             17.5       12.2
TAXES                                                                   (2.3)            (5.3)      (4.3)
                                                                      ------           ------     ------
NET INCOME                                                            $  4.3           $ 12.3     $  7.9
                                                                      ======           ======     ======
SHARES                                                                   9.3              5.0        9.3
EPS                                                                   $ 0.46           $ 2.46     $ 0.85
  % ACCRETION/(DILUTION)                                                                            85.4%
                                                                                                 --------
NET DEBT                                                              $(12.2)          $ 93.7    $198.8
NET DEBT/2002E EBITDA                                                     NM            2.60x     4.30x
EBITDA/INTEREST EXPENSE                                                   NM            5.11x     2.48x

Notes:
-----------------
(1) Estimates for Smith & Wollensky based upon recent research.
(2) The number of Morton's fully diluted shares purchased in the transaction is 4.6 million; however,
    Morton's estimates 5.0 million shares outstanding for 2002 (this number is used to calculate Morton's
    2002E E.P.S.).

ILLUSTRATIVE E.P.S. ACCRETION / (DILUTION) ANALYSIS -- SMITH & WOLLENSKY
  ACQUIRES MORTON'S

    -  New Purchase Accounting Rules and Adjusted Management/Greenhill
       Estimates

----------------------------------------------------------------------------------------------------------
Transaction Value:                     $210.9 million         Cost of Debt:                 9.0%
Equity Value:                          $117.2 million         Consideration:
Illustrative Premium to Stock Price:   40.0%                    --Cash (72.2%):             $152.3 million
Price per Share:                       $25.48                   --Stock (27.8%):            $58.6 million
Transaction Multiples:                 6.7x 2001E EBITDA      Use of Cash:
                                       5.9x 2002E EBITDA        --Pay Off Existing Debt:    $93.7 million
                                       9.5x 2002E P/E           --Pay Off Shareholders:     $58.6 million
Morton's Pro Forma Ownership:          49.3%
----------------------------------------------------------------------------------------------------------


($US in Millions, Except per Share Data)
                                                                           2002 ESTIMATED FIGURES(1)(2)
                                                               -----------------------------------------------
                                                                              STANDALONE            PRO
                                                               SMITH & WOLLENSKY'S    MORTON'S     FORMA
                                                               -------------------    --------     -----

REVENUES                                                              $ 93.2           $296.8      $390.0
MANAGEMENT FEE INCOME                                                    3.3              0.0      $  3.3
EBITDA                                                                  10.2             36.0        46.2
RESTAURANT START-UP COSTS                                                0.0             (2.8)       (2.8)
Depreciation                                                            (4.0)            (8.6)      (12.7)
Amortization of Goodwill                                                 0.0              0.0         0.0
Amortization of Other Items                                              0.0              0.0         0.0
                                                                      ------           ------      ------
  TOTAL D&A                                                             (4.0)            (8.6)      (12.7)
OTHER ITEMS                                                              0.0              0.0         0.0
EBIT                                                                     6.2             24.6        30.8
% MARGIN                                                                 6.6%             8.3%        7.9%
Standalone Interest Expense                                              0.4             (7.0)        0.4
Interest Expense to Finance Transaction                                  0.0              0.0       (13.7)
                                                                      ------           ------      ------
  TOTAL INTEREST EXPENSE                                                 0.4             (7.0)      (13.3)
PRE-TAX INCOME                                                           6.6             17.5        17.4
TAXES                                                                   (2.3)            (5.3)       (6.1)
                                                                      ------           ------      ------
NET INCOME                                                            $  4.3           $ 12.3      $ 11.3
                                                                      ======           ======      ======
SHARES                                                                   9.3              5.0        18.3
EPS                                                                   $ 0.46           $ 2.46      $ 0.62
  % ACCRETION/(DILUTION)                                                                             34.9%
                                                                                                   ------
NET DEBT                                                              $(12.2)          $ 93.7      $140.1
NET DEBT/2002E EBITDA                                                     NM             2.60x       3.03x
EBITDA/INTEREST EXPENSE                                                   NM             5.11x       3.47x

Notes:
---------------
(1) Estimates for Smith & Wollensky based upon recent research.
(2) The number of Morton's fully diluted shares purchased in the transaction is
    4.6 million; however, Morton's estimates 5.0 million shares outstanding for 2002 (this number is used to calculate Morton's 2002E E.P.S.).

ILLUSTRATIVE E.P.S. ACCRETION / (DILUTION) ANALYSIS -- SMITH & WOLLENSKY
  ACQUIRES MORTON'S

- New Purchase Accounting Rules and Adjusted Management/Greenhill Estimates

- 50% Cash / 50% Stock Scenarios represent the consideration used to pay off shareholders

- Cost of Debt: 9.0%

                                                          IMPLIED          SWRG        PRO FORMA        MRG
                  PREMIUM TO MRG'S                       PURCHASE         E.P.S.      DEBT / 2002E   PRO FORMA
                    STOCK PRICE                       PRICE PER SHARE   ACC / (DIL)      EBITDA      OWNERSHIP
----------------------------------------------------  ---------------   -----------   ------------   ---------
30% PREMIUM
  --100% Cash                                             $23.66           98.8%           4.09x        0.0%
  --50% Cash / 50% Stock                                  $23.66           44.1%           2.93x       47.1%

40% PREMIUM
  --100% Cash                                             $25.48           85.4%           4.30x        0.0%
  --50% Cash / 50% Stock                                  $25.48           34.9%           3.03x       49.3%

50% PREMIUM
  --100% Cash                                             $27.30           72.1%           4.51x        0.0%
  --50% Cash / 50% Stock                                  $27.30           26.3%           3.14x       51.3%

60% PREMIUM
  --100% Cash                                             $29.12           58.8%           4.72x        0.0%
  --50% Cash / 50% Stock                                  $29.12           18.5%           3.24x       53.1%


--------------------------------------------------------------------------------
                             SECTION V: NEXT STEPS
--------------------------------------------------------------------------------

GREENHILL RECOMMENDS THE FOLLOWING NEXT STEPS IN THE PROCESS

- Contact 2-5 additional private equity / financial buyers to gauge the level of potential interest

- Continue due diligence process with Investcorp, Bruckman Rosser & Sherrill and other interested parties that qualify and execute a confidentiality agreement

- Schedule meetings between management and interested parties, including Investcorp, that have requested such meetings

-   Reply to The Smith & Wollensky Restaurant Group's expressed interest

- Contact other potential strategic buyers at appropriate time to "test the waters"

    - Need to balance providing appropriate time to perform due diligence v. sharing confidential financial information with competitors

POTENTIAL FINANCIAL PARTNERS

-   Apax Partners & Co.

-   Bain Capital, Inc.

-   Charterhouse Group International, Inc.

-   Clayton, Dubilier & Rice, Inc.

-   Fenway Partners, Inc.

-   Fremont Partners

-   Hicks, Muse, Tate & Furst Inc.

-   The Invus Group, Ltd.

-   Ripplewood Holdings LLC

-   Warburg Pincus & Co., LLC

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------


COMPARABLE COMPANY ANALYSIS
($US in Millions, Except per Share Data)

                                                        DISCOUNT                                                         2001E PE/
                                               PRICE     FROM 52    EQUITY   ENTERPRISE          PRICE/EPS(1)            5-YR. EPS
       COMPANY (TICKER)                       7/26/01   WK. HIGH    VALUE      VALUE       LTM      2001E     2002E     GR. RATE(1)
------------------------------                --------  ---------  --------  ----------  --------  --------  --------   ------------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                       $28.50     -10.9%   $2,242.8   $2,198.3     15.7x     14.7x     12.6x        0.89x
RARE Hospitality International (RARE)          $22.39     -30.0%   $  507.7   $  523.3     17.4x     16.1x     13.9x        0.83x
Lone Star Steakhouse & Saloon  (STAR)          $10.95     -21.8%   $  280.0   $  240.6     13.6x      9.7x       NA         0.75x
The Smith & Wollensky Restaurant Group (SWRG)  $ 6.50     -24.6%   $   60.8   $   48.6       NM      26.3x     14.2x          NA
                                                                             -------------------------------------------------------
                                                                                  Mean     15.5x     16.7x     13.6x        0.82x
                                                                                Median     15.7x     15.4x     13.9x        0.83x
                                                                             -------------------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                  $30.54      -7.3%   $1,029.8   $  986.8     28.8x     38.3x     31.0x        1.41x
P.F. Chang's China Bistro (PFCB)               $41.50     -11.5%   $  538.3   $  508.6     43.2x     35.1x     27.4x        1.08x
                                                                             -------------------------------------------------------
                                                                                  Mean     36.0x     36.7x     29.2x        1.25x
                                                                             -------------------------------------------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                       $30.48      -6.2%   $3,897.5   $4,398.8     19.1x     17.7x     15.7x        1.11x
Brinker International (EAT)                    $25.92     -17.2%   $2,619.8   $2,729.3     18.9x     16.9x       NA         1.02x
Ruby Tuesday (RI)                              $19.02      -4.9%   $1,343.4   $1,348.0     20.9x     18.7x       NA         0.94x
CBRL Group (CBRL)                              $18.77     -22.6%   $1,056.4   $1,196.5     15.3x     13.7x     11.8x        1.00x
Applebee's International (APPB)                $30.78      -5.3%   $  767.3   $  861.7     12.2x     16.7x     14.6x        1.13x
Landry's Seafood Restaurants (LNY)             $18.89      -0.1%   $  436.5   $  593.2     20.8x     17.4x     15.2x        1.45x
                                                                             -------------------------------------------------------
                                                                                  Mean     17.9x     16.9x     14.3x        1.11x
                                                                                Median     19.0x     17.1x     14.9x        1.07x
                                                                             -------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG)(2)(3)          $18.20     -35.0%   $   78.4   $  172.1     12.6x     15.3x     10.7x        1.07x
------------------------------------------------------------------------------------------------------------------------------------
                                                                        ENTERPRISE VALUE/
                                                REVENUE                           EBITDA                            EBIT
COMPANY (TICKER)                       LTM       2001E      2002E       LTM       2001E      2002E       LTM       2001E      2002E
----------------                     --------   --------   --------   --------   --------   --------   --------   --------   -------

STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)               1.12x      1.02x      0.90x       7.0x       6.5x       5.6x       8.7x       8.1x       7.0x
RARE Hospitality International (RARE)  1.09x      0.97x      0.86x       8.0x       7.3x       6.4x      11.9x      11.0x       9.3x
Lone Star Steakhouse & Saloon (STAR)   0.41x      0.40x        NA        4.2x       3.2x        NA        9.5x       6.5x        NA
The Smith & Wollensky Restaurant
  Group (SWRG)                           NM       0.60x      0.50x        NM        6.5x       4.8x        NM       12.8x       7.9x
                         -----------------------------------------------------------------------------------------------------------
                           Mean        0.88x      0.75x      0.75x       6.4x       5.9x       5.6x      10.0x       9.6x       8.1x
                         Median        1.09x      0.79x      0.86x       7.0x       6.5x       5.6x       9.5x       9.6x       7.9x
                         -----------------------------------------------------------------------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)          2.13x      1.83x      1.50x      13.4x      12.2x       9.8x      19.3x      17.6x      13.7x
P.F. Chang's China Bistro (PFCB)       1.99x      1.63x      1.28x      14.1x      11.7x       9.1x      22.8x      18.5x      14.2x
                         -----------------------------------------------------------------------------------------------------------
                           Mean        2.06x      1.73x      1.39x      13.8x      12.0x       9.4x      21.0x      18.1x      13.9x
                         -----------------------------------------------------------------------------------------------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)               1.09x      1.06x        NA        9.2x       8.6x        NA       13.2x      12.3x        NA
Brinker International (EAT)            1.15x      1.02x        NA        8.5x       7.5x        NA       12.2x      10.7x        NA
Ruby Tuesday (RI)                      1.71x      1.66x        NA       10.9x      10.1x        NA       15.2x      13.8x        NA
CBRL Group (CBRL)                      0.63x      0.60x        NA        6.2x       5.7x        NA        9.3x       8.8x        NA
Applebee's International (APPB)        1.22x      1.14x      1.03x       5.8x       5.4x       5.0x       7.8x       7.4x       6.8x
Landry's Seafood Restaurants (LNY)     1.01x        NA         NA        8.5x        NA         NA       17.6x        NA         NA
                         -----------------------------------------------------------------------------------------------------------
                           Mean        1.14x      1.10x      1.03x       8.2x       7.5x       5.0x      12.5x      10.6x       6.8x
                         Median        1.12x      1.06x      1.03x       8.5x       7.5x       5.0x      12.7x      10.7x       6.8x
                         -----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG)(2)(3)  0.69x      0.65x      0.58x       6.0x       5.4x       4.8x      10.3x       9.6x       7.0x
------------------------------------------------------------------------------------------------------------------------------------

Notes:
---------------
N.B. Estimates from recent research reports unless noted otherwise.
(1) Source: IBES estimates as of July 2001.
(2) Figures based upon Morton's stock price as of July 26, 2001. Discount from 52-week high based upon Morton's 52-week trading high of $28.00 on May 2, 2001.
(3) Morton's estimates, other than EPS figures and its long-term EPS growth rate, are based upon projections from Banc of America Securities' research dated May 8, 2001.